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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K/A
                          AMENDMENT NO. 1

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                          May 10, 1996



 AMRESCO Residential Securities Corporation Mortgage Loan Trust
                             1996-2
     (Exact name of registrant as specified in its charter)


                                                APPLICATION
          Delaware              33-99346          PENDING
(State or Other Jurisdiction   (Commission    (I.R.S. Employer
      of Incorporation)       File Number)  Identification No.)

  c/o Bankers Trust Company
     of California, N.A.
  3 Park Plaza, 16th Floor
     Irvine, California                            92714
    (Address of Principal                        (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (909) 605-7600

                          No Change
  (Former name or former address, if changed since last report)


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NOTE: The Form 8-K submitted by AMRESCO Residential Securities Corporation
Mortgage Loan Trust 1996-2 for the Period April 26, 1996 is hereby amended to adjust the Period Date to May 10, 1996, and to include the attachment to
Exhibit 10.2 which was omitted from the filing on May 28, 1996.

Item 2.   Acquisition or Disposition of Assets


Description of the Conveyance of Subsequent Mortgage Loans.

     On May 10, 1996, the Trust acquired approximately $43,667,102.83 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement among AMRESCO Residential Securities Corporation, in its capacity as Depositor, AMRESCO Residential Mortgage Corporation, in its capacity as the Seller, Long Beach Mortgage Company and Option One Mortgage Corporation as servicers and Bankers Trust Company of California, N.A., in its capacity as the trustee (the "Trustee") and a Subsequent Transfer Agreement among the Depositor, the Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 as the Purchaser, dated as of May 10, 1996. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus
Supplement.   The schedule of such Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.

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Item 7.   Financial  Statements, Pro Forma Financial  Information
          and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     10.2 Subsequent Transfer Agreement dated as of May 10, 1996 among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 as the Purchaser (Mortgage Loan Schedule Attached).

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                                 EXHIBIT INDEX

 Exhibit   Description                                                Page
   No.                                                                 No.
  10.2     Subsequent Transfer Agreement dated as of
           May 10, 1996 among AMRESCO Residential
           Securities Corporation, as Depositor,
           AMRESCO Residential Mortgage Corporation, as Seller and AMRESCO Residential
           Securities Corporation Mortgage Loan Trust
           1996-2 as the Purchaser (Mortgage Loan
           Schedule Attached).

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               By:    AMRESCO  Residential Securities
                                      Corporation, as Company


                               By:     /s/ Ronald B. Kirkland
                               Name:   Ronald B. Kirkland
                               Title:  Chief Financial Officer and
                                       Chief Accounting Officer


Dated:  June 6, 1996



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